UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 18, 2010

ENERGY QUEST, INC.

(Exact name of registrant as specified in charter)

Nevada	000-28305	91-1880015
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 169, 850 South Boulder Hwy, Henderson, Nevada	89015
(Address of principal executive offices)	(Zip Code)

(702) 568-4131

Registrant’s telephone number

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02.

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 18, 2010, Energy Quest Inc. (the “Company”) identified an error in its financial statements included in the Company’s Form 10-K filed with the SEC on April 14, 2009.  The error related to an extinguishment of debt recorded in the fourth quarter of 2008.  The extinguishment was recorded in connection with an agreement with a related party.  Pursuant to the agreement, the Company agreed to issue 2,982,021 shares of common stock in relief of debt and accrued consulting fees of $241,120 and $86,903, respectively.  However, the shares were issued and delivered to the related party subsequent to December 31, 2008.  Consequently, the debt was not extinguished as of December 31, 2008 and the 2008 Consolidated Balance Sheet and Consolidated Statement of Changes in Stockholders’ Equity (Deficit), both of which were included in the Company’s Annual Report on Form 10-K filed with the SEC on April 14, 2009, were misstated.  In addition, the 2009 Consolidated Statement of Changes in Stockholders’ Equity (Deficit), which was included in the Company’s Annual Report on Form 10-K filed with the SEC on April 12, 2010, was misstated.

Management has discussed these errors with MaloneBailey, LLP, the Company’s Independent Registered Public Accounting Firm, and determined that a restatement of the December 31, 2008 Consolidated Balance Sheet and related Consolidated Statement of Changes in Stockholders’ Equity (Deficit) was necessary.  In addition, the Company will amend and restated the 2009 Consolidated Statement of Changes in Stockholders’ Equity (Deficit).

The following tables reflect the adjustment and restated amounts:

2009

For the Year Ended December 31, 2009	As Reported	Adjustment	As Restated
Consolidated Statements of Operations and Other Comprehensive Loss

Net Loss Per Share – Basic and Diluted	$ (0.08)	$ -	$ (0.08)

Weighted Average Shares Outstanding	11,475,000	170,000	11,305,000

For the Year Ended December 31, 2009	As Reported	Adjustment	As Restated
Consolidated Statements of Cash Flows

Non-Cash Activities

Common stock issued for amounts due to related parties	$ 16,466	$ 328,022	$ 344,488

In addition, the 2009 Statement of Changes in Shareholders’ Equity (Deficit) included a separate line showing the impact of this transaction on Common Stock and Additional Paid In Capital. The ending equity balances as of December 31, 2009 as originally reported were unchanged.

2008

December 31, 2008	As Reported	Adjustment	As Restated
Consolidated Balance Sheet

Current Liabilities
Amounts due to related parties	$ 244,488	$ 328,022	$ 572,510

Common Stock

Issued	9,555	(2,982)	6,573

Additional Paid-in Capital	7,877,004	(325,040)	7,551,964

For the Year Ended December 31, 2008	As Reported	Adjustment	As Restated
Consolidated Statement of Operations and Other Comprehensive Loss

Net Loss Per Share – Basic and Diluted	$ (0.21)	$ (0.03)	$ (0.24)

Weighted Average Shares Outstanding	4,614,000	416,000	4,198,000

For the Year Ended December 31, 2008	As Reported	Adjustment	As Restated
Consolidated Statements of Cash Flows

Non-Cash Activities

Common stock issued for amounts due to related parties	$ 328,022	$ (328,022)	$ –

For the Year Ended December 31, 2008	As Reported	Adjustment	As Restated
Consolidated Statements of Stockholders’ Equity (Deficit)

Common Stock	9,555	(2,982)	6,573
Additional Paid-in Capital	7,877,004	(325,040)	7,551,964

Number of common shares issued:	9,555,270	(2,982,021)	6,573,249

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY QUEST, INC.

Date: May 24, 2010	By: /s/ Wilf Ouellette
Wilf Ouellette, President and C.E.O.